Rule 497(e)

File Nos. 002-75503

811-03364

GREAT-WEST FUNDS, INC.

(“Great-West Funds”)

Great-West Ariel Small Cap Value Fund

Initial Class and Class L Shares

Supplement dated October 18, 2013 to the Prospectus and Summary Prospectus for

Great-West Ariel Small Cap Value Fund, each dated May 1, 2013

Merger of Great-West Ariel Small Cap Value Fund with and into

Great-West Ariel Mid Cap Value Fund

On September 19, 2013, the Board of Directors of Great-West Funds, including a majority of its directors who are not “interested persons” of Great-West Funds (as that term is defined in the Investment Company Act of 1940, as amended), approved an Agreement and Plan of Reorganization that provides for the merger of Great-West Ariel Small Cap Value Fund, a series of Great-West Funds, with and into Great-West Ariel Mid Cap Value Fund, another series of Great-West Funds (the “Merger”). The Merger does not require shareholder approval. It is anticipated that the Merger will be a tax-free reorganization for U.S. federal income tax purposes.

It is anticipated that the Merger will be consummated on or about December 20, 2013 or on such other date as the officers of Great-West Funds determine (the “Closing Date”). As of the close of business on the Closing Date, beneficial owners of Initial Class and Class L shares of Great-West Ariel Small Cap Value Fund will automatically receive a proportionate number of Initial Class and Class L shares, respectively, of Great-West Ariel Mid Cap Value Fund based on each fund’s net asset value. Accordingly, when acquiring shares of Great-West Ariel Small Cap Value Fund, you should also consider the strategies and risks of Great-West Ariel Mid Cap Value Fund. Please see the prospectus or summary prospectus for Great-West Ariel Mid Cap Value Fund for further information on its strategies and risks.

This Supplement must be accompanied by, or read in conjunction with, the current Prospectus and Summary Prospectus.

Please keep this Supplement for future reference.